Finance income and costs (Tables)	6 Months Ended
Jun. 30, 2023
Finance income and costs
Summary of finance income and costs

		Six months ended 30 June
US$ thousand	Note	2023	2022
Finance income
Income from marketable securities		5,330	365
Foreign exchange gain		130	—
Total finance income		5,460	365

Finance costs
Interest expense under the effective interest rate method on:
– Loans and borrowings		(2,324)	—
– Other financial liabilities		(7,762)	(9,830)
– Lease liabilities		(41)	—
Amortisation of discount on convertible promissory note		—	(8)
Total finance costs		(10,127)	(9,838)

Net change in fair value measurements of financial assets and liabilities
Change in fair value of:
– Warrant liability	22	(13,624)	726
– Embedded derivative – copper and silver stream agreements	22	4,789	—
– Embedded derivative – mezzanine debt facility	22	(723)	—
– Embedded derivative – conversion option	22	—	7
Total net change in fair value of financial instruments		(9,558)	733

Net finance costs		(14,225)	(8,740)